SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

TerraForm Power, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2020
Commission File Number: 001-36542

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-4780940
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)
200 Liberty Street, 14th Floor New York, New York	10281
(Address of principal executive offices)	(Zip Code)

646-992-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

On June 25, 2020, TerraForm Power, Inc. (“TerraForm Power”) issued a press release to announce that it has set 5:00 p.m., Eastern Time, on June 26, 2020 as the record date and July 29, 2020 as the meeting date for a meeting of its stockholders to, among other things, vote to approve proposals related to the merger agreement between TerraForm Power and Brookfield Renewable Partners L.P. (“Brookfield Renewable”) that was previously announced on March 16, 2020 (the “Merger Agreement”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Any solicitation will only be made through materials filed with the Securities and Exchange Commission  (the “SEC”). TerraForm Power also expects to mail or otherwise provide to its stockholders its definitive proxy statement regarding the transactions contemplated by the Merger Agreement (the “Transactions”) on or about June 29, 2020.  Nonetheless, this Current Report on Form 8-K may be deemed to be solicitation material in respect of the Transactions. Brookfield Renewable and Brookfield Renewable Corporation (“BEPC”) have filed relevant materials with the SEC, including a registration statement on Form F-1/F-4 (Registration Nos. 333-234614 and 234614-01) (the “F-1/F-4”), as filed with the SEC as an amendment to Form F-1, that includes a proxy statement of TerraForm Power that also constitutes a prospectus of Brookfield Renewable and BEPC.  The registration statement has not become effective and the proxy statement and prospectus included therein are in preliminary form.  After the F-1/F-4 is effective, a definitive proxy statement/prospectus will be sent to TerraForm Power stockholders and will be filed with the SEC. This Current Report on Form 8-K is not a substitute for the registration statement, proxy statement/prospectus or any other documents that Brookfield Renewable, BEPC or TerraForm Power may file with the SEC or send to stockholders in connection with the Transactions. STOCKHOLDERS OF TERRAFORM POWER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Investors and security holders may obtain copies of the F-1/F-4, including the proxy statement/prospectus, and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Terraform Power are available free of charge on Terraform Power’s website at www.terraformpower.com. Copies of documents filed with the SEC by Brookfield Renewable and BEPC are available free of charge on Brookfield Renewable’s website at bep.brookfield.com.

Participants in Solicitation

TerraForm Power and its directors and executive officers, BEPC and its directors and executive officers, and Brookfield Renewable and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Power common stock in respect of the Transactions. Information about the directors and executive officers of TerraForm Power is set forth on its website at www.terraformpower.com. Information about the directors and executive officers of Brookfield Renewable is set forth on its website at bep.brookfield.com. Information about the directors and executive officers of BEPC is set forth in the F-1/F-4. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Non-solicitation

No securities regulatory authority has either approved or disapproved of the contents of this Current Report on Form 8-K. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2020	TERRAFORM POWER, INC.

	By:	/s/William Fyfe
William Fyfe
General Counsel